                                                                 EXHIBIT 10.33.3
                                                                 ---------------

                                                                      Appendix I

                                PROMISSORY NOTE

$564,750,000  October 24, 1996
Pasadena, California

     FOR VALUE RECEIVED, the undersigned, Wachovia Bank of North Carolina N.A., not in its individual or corporate capacity but solely in its capacity as Trustee of The Avery Dennison Corporation Employee Stock Benefit Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Avery Dennison Corporation, a Delaware corporation (the "Company"), at the principal offices of the Company in Pasadena, California, or at such other place as the Company shall designate in writing, the aggregate principal amount of FIVE HUNDRED AND SIXTY-FOUR MILLION SEVEN HUNDRED THOUSAND DOLLARS ($564,750,000), as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, the last such installment due on January 1, 2012; provided, however, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note (1) shall be forgiven in the event that the Trust shall have been terminated in accordance with Section 8.2 thereof and the Trustee shall have complied with the requirements of such Section or (2) shall be deemed forgiven, if applicable, in accordance with Section 2.1 of the Trust. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to 8.0%, shall be paid quarterly, in arrears, on each January 1, April 1, July 1 and October 1, commencing January 1, 1997, and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any payment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day.

     This Note shall be construed under the laws of the State of Delaware.

     The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock, $1.00 par value, of the Company.

     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee in its individual or corporate capacity for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.

                                   WACHOVIA BANK OF NORTH CAROLINA N.A.,
                                   on behalf of THE AVERY DENNISON
                                   CORPORATION EMPLOYEE STOCK BENEFIT TRUST

                                   By: /s/ John N. Smith, III
                                       Name:  John N. Smith, III
                                       Title: Vice-President

                                                                      Schedule A

                            PRINCIPAL PAYMENT DATES

       Date                    Amount


       January 1, 1997         $ 25,100,003
       January 1, 1998         $ 25,100,003
       January 1, 1999         $ 25,100,003
       January 1, 2000         $ 25,100,003
       January 1, 2001         $ 25,100,003
       January 1, 2002         $ 25,100,003
       January 1, 2003         $ 25,100,003
       January 1, 2004         $ 25,100,003
       January 1, 2005         $ 25,100,003
       January 1, 2006         $ 25,100,003
       January 1, 2007         $ 25,100,003
       January 1, 2008         $ 25,100,003
       January 1, 2009         $ 25,100,003
       January 1, 2010         $ 25,100,003
       January 1, 2011         $ 25,100,003
       January 1, 2012         $188,249,960
